Exhibit 10.8

REVOLVING NOTE

$1,000,000.00	Date: May 30, 2013

FOR VALUE RECEIVED, the undersigned (the “Borrowers”), hereby promise to pay to GEMINO HEALTHCARE FINANCE, LLC, a Delaware limited liability company (the “Lender”), or its successors or assigns, the principal amount of each Revolving Loan from time to time made in accordance with the provisions of the Credit Agreement dated the date hereof (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Credit Agreement” the terms defined therein being used herein as therein defined), among the Borrowers and Lender.

The Borrowers promise to pay interest on the unpaid principal amount of each Revolving Loan from the date of such Revolving Loan until such principal amount is paid in full, at such interest rates and at such times as provided in the Credit Agreement.  All payments of principal and interest shall be made to the Lender in Dollars in immediately available funds.  If any amount is not paid in full when due hereunder, such unpaid amount shall bear interest, to be paid upon demand, from the due date thereof until the date of actual payment (and before as well as after judgment) computed at the per annum rate set forth in the Credit Agreement.

This Revolving Note is one of the Revolving Notes referred to in the Credit Agreement, is entitled to the benefits thereof and may be prepaid in whole or in part subject to the terms and conditions provided therein.  This Revolving Note is secured by the Collateral.  Upon the occurrence and during the continuation of one or more of the Events of Default specified in the Credit Agreement, all amounts then remaining unpaid on this Revolving Note shall become, or may be declared to be, immediately due and payable all as provided in the Credit Agreement.  Revolving Loans made by the Lender shall be evidenced by one or more loan accounts or records maintained by the Lender in the ordinary course of business.  The Lender may also attach schedules to this Revolving Note and endorse thereon the date, amount and maturity of its Revolving Loans and payments with respect thereto.

The Borrowers, for themselves, their successors and assigns, hereby waive diligence, presentment, protest and demand and notice of protest, demand, dishonor and non-payment of this Revolving Note.

THIS REVOLVING NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE COMMONWEALTH OF PENNSYLVANIA.

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SIGNATURE PAGE TO REVOLVING NOTE

NW 61ST NURSING, LLC

By:	/s/ Boyd P. Gentry
Boyd P. Gentry, Manager